OxySure Systems, Inc. (OXYS)
Non-Deal Roadshow Presentation
March 2013

It's About Time.

Forward Looking Statements

The following may contain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry. Except for the historical information contained herein, the matters set forth in this communication, including statements relating to our growth strategy, financial results, product approvals, and development programs, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance to differ materially from the forward-looking statements we make include: range of treatment options, clinical applications, and market acceptance of products and other risks detailed from time to time in our filings with the Securities and Exchange Commission. Our actual results of operations may differ significantly from those contemplated by such forward-looking statements as a result of these and other factors.

What We Do

Medical device company

OxySure Model 615, portable emergency oxygen

- FDA approved
- Safe oxygen on demand from dry, inert powders

Addressing mass markets

- Emergency responders, pre-responders
- Comparable to Automated External Defibrillator (AED) market
  - US: 2 million unit installed base, growing 8% annually
  - Worldwide: 3 million unit installed base, growing 10% annually

Growth Strategy

- Continue to drive sales: direct sales and distribution channels
- Domestic and international
- Development of complimentary products for emergency responders
- Complimentary synergistic acquisitions

Key Facts

OxySure Systems, Inc. (OTCQB: OXYS)	
Corporate Headquarters	Frisco, Texas
Stock Price (3/6/14); 52-Week Range	$.7251; $.51 - $.90
Shares Outstanding (9/30/2013)	24.22 M
Daily Volume (30day, Bloomberg)	10,345
Market Capitalization (3/4/14)	$17.6 M
Cash (12/31/13)	$657,000
Enterprise Value (3/4/14)	$16.8 M
Revenue / EBITDA	$1.34 M / ($450K)
Accounting Firm	Sadler, Gibb & Associates

OxySure Model 615: It's About Time.™

Advantages

- Non-Compressed Source
- No Training required
- Safe
- No Prescription Required
- Lightweight
- Disposable Cartridge
- Easy Operation
- 6 liters per minute, 15-20 minutes
- 99% + Medical oxygen
- Rest is moisture



WHEN EVERY SECOND COUNTS™
Model 615

Benefits & Features

- Safety
- No maintenance required
- No hydrostatic testing required
- Can be shipped "rescue ready"
- No licenses or permits required
- Ideal AED companion

OxySure
OXYGEN FROM POWDER

We're Saving Lives!

2,000+ and counting!

1 PLUG IN THE MASK



2 TURN THE KNOB



3 PLACE THE MASK OVER THE NOSE AND MOUTH



Why is emergency Oxygen needed?

- *"Bridging the Gap"*
- Gap = Emergency Onset Arrival of First Responders
- USA Today: Gap is 6 - 15 Minutes
- AEDs Address This Gap


911

"OxySure enables a loved one, bystander or even the person himself to provide oxygen while awaiting the arrival of emergency medical responders."



Dr. Vincent Mosesso,
University of Pittsburgh Medical Center
Founder, Sudden Cardiac Arrest Association (SCAA)

Just like AEDs… Except 300x more likely to need OxySure versus an AED!

Automated External Defibrillator (AED):

- Average Price: $1,500 (started in $5,000 range)
- Batteries and pads replaced every 2 years ($400)


PULL
HEART START
PHILIPS

Units sold and pre-positioned since 2001:

USA, approx. 2 Million units – Growing approx. 8.8% p.a.

$1.7 Billion in 2015, USA only

ROW, approx. 3 Million units – Growing approx. 10% p.a.

**Rise in demand for AEDs from alternate care and public access segments fueled by Legislation: (1) Cardiac Arrest Survival Act (CASA) (2) State Mandates; and Increasing awareness.*

Where is OxySure Needed?

"Placement" Markets

- 20,000,000 OSHA Compliant Buildings
- 116,000,000 Homes and Apartments
- 7,000+ MRI Centers
- POC Markets, Alternate Sites
- 100,000 K-12 Schools
- 6,000,000 Residential Swimming Pools
- 925,000 Restaurants
- 350,000 Manufacturing Facilities
- 325,000 Places of Worship
- 16,000 Golf Courses
- Airports, Public Use Facilities, Sports Facilities


OxySure
EMERGENCY OXYGEN

Who Needs OxySure?

"At Risk" Markets

- **Cardiovascular Disease**
  - 40 Million Diagnosed
  - 40 Million Undiagnosed
- **Chronic Obstructive Pulmonary Disease (COPD)**
  - 16 Million Diagnosed
  - 14 Million Undiagnosed
  - 1.6 Million on Long Term Oxygen Therapy (Back-up)
- **Asthma: 22.3 million**
- **General medical & civil emergencies**
- **Travelers to higher altitudes**
- **Private pilots: 400,000**
- **Over 50**

Manufacturing/Operations



GMP / ISO 13485

Scalable

100% Made in USA

OxySure
OXYGEN FROM POWDER

How Do We Sell?


OxySure
Sales/Marketing Support
Distributor
Reseller
Strategic Accounts Teams

Marketing support:

Trade shows

National Safety Congress, ECCU (US)
Medica (Germany)
RETTMobil (Germany)
Hospitalar (Brazil)

Media

Industrial Hygiene News
Sports magazines
Education newsletters
Online

Where Are We Today in US?

Municipalities

Manufacturing/Commercial

Churches/Places of worship

Colleges

- U Texas, Purdue, Michigan State, etc.

K-12 education

- 40 States+

Where Are We Today Outside US?

- Others pending
- Hong Kong, Macau, Chile
- Netherlands, Belgium, Luxembourg
- Australia, New Zealand, UK
- Brazil, Turkey, South Africa

Balance Sheet

September 30, 2013			
Current Assets	$330,379	Accounts Payable & Accrueds	$469,481
PP&E	$24,308	Current Notes Payable	$544,200
Intangibles	$399,954	Total Current Liabilities	$1,433,377
Accumulated Deficit	($14,703,693)	Stockholder Deficit	($310,451)
Total Assets	$1,201,302	Total Liabilities & Stockholder Deficit	$1,201,302

Income Statement

	3 Months Q1 Mar-31-2012	3 Months Q2 Jun-30-2012	3 Months Q3 Sep-30-2012	3 Months Q4 Dec-31-2012	Year ended 2012	3 Months Q1 Mar-31-2013	3 Months Q2 Jun-30-2013	3 Months Q3 Sep-30-2013
Total Revenue	$27,884	$62,891	$103,327	$75,595	$269,697	$240,420	$476,071	$545,820
Gross Profit	$15,182	$37,735	$52,855	$68,338	$174,110	$187,239	$323,599	$434,710
SG&A	$283,425	$255,579	$206,231	$175,063	$1,020,298	$294,641	$328,533	$344,161
Operating Income	($268,303)	($219,019)	($153,955)	($204,911)	($846,188)	($144,113)	($188,381)	($43,808)
Interest Expense	($57,855)	($57,462)	($55,461)	($35,944)	($206,722)	($25,236)	($23,254)	($47,180)
Net Income	($325,451)	($218,472)	($133,779)	($150,569)	($828,271)	($169,349)	($192,609)	($82,613)

Growth Summary, 3-5 Years

Grow Placement Markets

- Grow distributors; US + ROW
- Grow strategic accounts teams
- Pursue legislation / mandates
- Aggressively pursue 3 million+ unit 'AED companion' market, and 100 million+ unit general placement markets
- Services

Grow At Risk Markets

- Pursue insurance reimbursement (Medicare, private)
- Execute rolling short/long form commercial campaign(s) targeting 100 million+ US and 500 million+ ROW 'at risk' customers
- Services

New Vertical Mass Markets

- Military
- Mining
- Aviation
- Sports/Recreation
- Skin care
- Wound care
- Automotive

+ Strategic Alliances

Metrics

- US Automated External Defibrillator (AED) Market
  - US Base of 2 million units with 8% annual growth
  - ROW Base of 1 million units with 10% annual growth
- 10% companion OxySure Model 615 market share
  - **US Base of 200,000 units growing 8% annually**
    - **$50 million revenues with 60% gross margins**
  - **ROW: Base of 100,000 units growing 10% annually**
    - **$20 million revenues with 45% gross margins**
  - **Worldwide base of 300,000 units growing 8.68% annually**
    - **$70 million revenues with 55% gross margins**
- Beyond AED companion market, "fire extinguisher market," "At Risk" markets

Summary

- Great market position
- Intellectual property
- First mover advantage
- Key regulatory approvals in place
- Large growing and natural markets
- "No brainer" strategy to piggy back off of AED growth
- Validated lifesaving emergency treatment
- Future products, verticals and markets

Contact Information

OxySure Systems, Inc.

OXYS: OTCQB

10880 John W. Elliott Road, Suite 600
Frisco, TX 75033 USA
Tel: (+1) 972-294-6450
investors@oxysure.com
www.OxySure.com



Stonegate Securities
Dallas, TX
Tel: +1-214-987-4121
www.stonegateinc.com
Email: Preston@stonegateinc.com

Appendix

Recent Milestones

2013-2012 Recent Distribution Contracts: Medizon, Aero Health, Grainger; Systemax; AED Professionals;

2011 Went public via S-1 (OTCQB:OXYS); DTC Approval; DWAC Approval

2012 Ministry of Health Approval (Israel)

2010-2006 Nine Patents Issued; Several Pending

2010 United Nations Vendor Approved

2010 ANVISA Approval (Brazil)

2010 Expanded into Brazil, Turkey and South Africa

2008 GSA contract approved

2005 FDA approval (OTC)

Recent Awards

2013 US Patent & Trademark Office selects OxySure to first United States Innovation Expo at Smithsonian Museum

2011 MedVentures Award

2010 Lone Star Award for Innovation in Respiratory Technology

2010 Featured news story on WFAA Channel 8

2010 IMPACT Awards

2009 Featured in Fortune Small Business and CNN.com

2008 Tech Titans Innovation Award

2008 World's Best Technologies

Automated External Defibrillator (AED) Companies

Cardiac Science Corporate Headquarters
3303 Monte Villa Parkway
Bothell, WA 98021
(800) 426-0337
www.cardiacscience.com

Defibtech
753 Boston Post Road
Guilford, CT 06437
(866) 333-4248
www.defibtech.com

HeartSine Technologies, Inc.
105 Terry Drive, Suite 116
Newtown, PA. 18940 USA
215-860-8100
www.heartsine.com

Philips Medical Systems/Heartstream
3000 Minuteman Road
Andover, MA 01810-1099
(800) 934-7372 or (978) 659-1099
www.medical.philips.com/us

Physio-Control
11811 Willows Road NE
PO Box 97006
Redmond, WA 98073-9706
(800) 442-1142 or (425) 867-4000
www.physio-control.com

ZOLL Medical Corporation Worldwide Headquarters
269 Mill Road
Chelmsford, MA 01824-4105
(800) 348-9011
www.zoll.com